Offerings - Offering: 1	Nov. 11, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,629,665.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 777.46
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 267,384 Shares (approximately 5.00% of the net assets of the Fund as of June 30, 2025) based on a net asset value per Class Y Share as of close of business on June 30, 2025 of $21.05.